UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 11, 2008

PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

10077 South 134th Street
Omaha, NE	68138
(Address of principal executive	(Zip Code)
offices)
(402) 331-4440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Professional Veterinary Products, Ltd. (the “Company”) and Pfizer Inc. (“Pfizer”) entered into a 2009 Livestock Products Distribution Agreement (the “Agreement”), effective January 1, 2009, which was executed by Pfizer on December 11, 2008 and subsequently delivered to the Company.
     Under the Agreement, the Company is entitled to distribute Pfizer’s livestock products to customers in the livestock field. The Company is required to maintain sufficient inventory levels to meet customer demand and to store products in accordance with their respective label instructions. The Agreement expires on December 31, 2010 and may be terminated by either party without cause upon 30 days’ prior written notice.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
Date: December 18, 2008	By:	/s/ Neal B. Soderquist
Neal B. Soderquist, Vice President and CFO